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                                 TENTH AMENDMENT
                (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)

         This TENTH AMENDMENT dated as of December 13, 2001 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998, and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998, the Third Amendment dated as of April 8, 1999, the Fourth Amendment dated as of April 15, 1999, the Fifth Amendment dated as of May 10, 1999, the Sixth Amendment dated as of July 14, 1999, the Seventh Amendment dated as of March 1, 2000, the Eighth Amendment and Consent dated as of February 21, 2001 and the Ninth Amendment dated as of September 17, 2001 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

                                    RECITALS

         A. Borrower desires to obtain the right to issue additional senior unsecured notes and to otherwise amend the Credit Agreement.

         B. On November 19, 2001, the Borrower repurchased approximately $21,400,000 of the 1997 Convertible Subordinated Notes (the "November 2001 Note Repurchase").

         C. Borrower desires to obtain the right to consummate the Senior Subordinated Notes Clawback (as defined herein) out of the proceeds of the December 2001 Equity Issuance (as defined herein).

         D.       Borrower has asked Lenders to amend the Credit Agreement to
(1) accommodate the issuance of additional senior unsecured notes, (2) accommodate the Senior Subordinated Notes Clawback, and (3) make other requested modifications.

                  The parties hereto hereby agree as follows:

                  Section 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

                  Section 2.    AMENDMENT TO SECTION 1.1 [DEFINED TERMS].
Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

                           "'DECEMBER 2001 EQUITY ISSUANCE': the issuance by the Borrower of its common stock during December

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                           2001 to one or more institutional investors or
                           investment bankers or in an underwritten public offering.

                           "'FUTURE SENIOR NOTES INDENTURE': the indenture pursuant to which the Borrower will issue the Future Senior Notes which shall comply with the requirements in Section 7.2(p).

                           "'FUTURE SENIOR NOTES': senior notes to be issued by the Borrower in an aggregate principal amount not to exceed $150,000,000, with a maturity of March 1, 2008 or later and with an interest rate not to exceed 9.0%.

                           "'SENIOR SUBORDINATED NOTES CLAWBACK': the optional redemption or purchase of approximately $35,400,000 principal amount of the Senior Subordinated Notes at a redemption or purchase price of 114% of the principal amount redeemed or repurchased.

                  Section 3.    AMENDMENT TO SECTION 4.22 [INDENTURES].
Section 4.22 of the Credit Agreement is hereby amended by adding the following clause (d):

                  "(d) The Future Senior Notes and the Future Senior Notes Indenture will contain terms substantially similar to those applicable to the 2001 Senior Notes or other terms reasonably acceptable to the Administrative Agent. All Obligations of the Borrower and the other Loan Parties under this Agreement, the Notes and the other Loan Documents will not conflict with or violate the terms of the Future Senior Notes Indenture and any Loans made or hereafter made to the Borrower will be (i) indebtedness permitted to be incurred under the Future Senior Notes Indenture and (ii) "Permitted Debt" under the provisions of the Future Senior Notes Indenture which correspond to clause (i) of the second paragraph of Section 4.09 of the 2001 Senior Notes Indenture (permitting indebtedness under "Credit Facilities" up to $250,000,000). All obligations of the Borrower and the other Loan Parties under the Future Senior Notes Indenture and related documents will not conflict with or violate the terms of the Credit Agreement."

                  Section 4.    AMENDMENT TO SECTION 7.1(c)
[CONSOLIDATED SENIOR LEVERAGE RATIO]. Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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                           "(c) Consolidated Senior Leverage Ratio. As of any
                           fiscal quarter end of the Borrower or as of any date on which an interim computation of this covenant is required under the terms of this Agreement, permit the Consolidated Senior Leverage Ratio to exceed 2.75 to 1.00."

                  Section 5. AMENDMENT TO SECTION 7.2 [LIMITATION ON INDEBTEDNESS]. Section 7.2 of the Credit Agreement is hereby amended by deleting the word "and" after the semicolon in paragraph (n), by deleting the "." at the end of paragraph (o) and replacing it with "; and", and by adding a new paragraph (p) as follows:

                           "(p) Indebtedness of Borrower and its Subsidiaries under the Future Senior Notes, provided that prior to the execution of the Future Senior Notes Indenture, the Agent shall have received copies of such indenture and all other documents governing the Future Senior Notes Indenture and the Agent shall have confirmed (such confirmation not to be unreasonably withheld) that such indenture and related documents contain terms substantially similar to those applicable to the 2001 Senior Notes or otherwise comply with Section 4.22; provided further, that on the date of execution of the Future Senior Notes Indenture and after giving effect to the issuance of the Future Senior Notes (the amount of which shall be included as Indebtedness in computing the Consolidated Senior Leverage Ratio and other covenants) the Borrower shall be in proforma compliance with the covenants set forth in Section
                           7.1 of the Credit Agreement and the Borrower shall promptly after such issuance, deliver to the Agent and the Banks copies of the signed indenture and any other documents requested by the Administrative Agent."

                  Section 6.    AMENDMENT TO SECTION 7.4
[LIMITATION ON GUARANTEE OBLIGATIONS]. Section 7.4 of the Credit Agreement is hereby amended by deleting the word "and" after the semicolon at the end of paragraph (g), by deleting the "." at the end of paragraph (h) and replacing it with "; and", and by adding a new paragraph (i) as follows:

                  "(i) Guarantee Obligations of the Subsidiaries of the Borrower with respect to the Future Senior Notes."

                  Section 7. AMENDMENT TO SECTION 7.5 [LIMITATION ON FUNDAMENTAL CHANGES].

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Section 7.5 of the Credit Agreement is hereby amended by deleting the word
"and" after the semicolon at the end of paragraph (d), by deleting the "." at the end of paragraph (e) and replacing it with "; and", and by adding a new paragraph (f) as follows:

                  "(f) any merger or consolidation consummated in connection with a Permitted Acquisition."

                  Section 8. Amendment to Section 7.8 [Limitation on Capital Expenditures]. The fourth line of the grid contained in Section 7.8 of the
Credit Agreement which currently reads: "2002         $65,000,000" is hereby
amended to read as follows:

                  "2002         $80,000,000"

                  Section 9. Amendment to Section 7.10 [Limitation on Optional Payments and Modifications of Debt Instruments and Organizational Documentation etc.]. Section 7.10 of the Credit Agreement is hereby amended by:

                  (a) amending and restating in its entirety clause (a) to read as follows:

                  "(a) Make any optional payment or optional prepayment on or redemption or purchase of any material Indebtedness (other than the Loans) or preferred Capital Stock including, without limitation, the Convertible Subordinated Debentures, the 1997 Convertible Subordinated Notes, the Put Facility, the Dawson Notes, the Senior Subordinated Notes, the 2001 Senior Notes and the Future Senior Notes," and

                  (b) amending and restating in its entirety clause (b)(i) to read as follows:

                  "(i) the Put Facility (other than any such amendment, modification or change to the terms of the Interim Loans such that would satisfy in all respects the definition of `Senior Subordinated Notes' contained in Section 1.1), the Senior Subordinated Notes, the 2001 Senior Notes, the Future Senior Notes or the Acquisition Documents without the consent of the Required Lenders or", and

                  (c) deleting the last two sentences in the Section and replacing it with the following:

                  "Notwithstanding anything to the contrary in this Section 7.10, the Borrower and any of its Subsidiaries may make or cause to be made (i) the Senior Subordinated Notes Clawback; provided, however, that the aggregate purchase price or redemption price paid with respect to the Senior Subordinated Notes purchased or redeemed in the Senior Subordinated Notes Clawback shall not exceed the proceeds received by the Company (after underwriting

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                  discounts) in connection with the December 2001 Equity
                  Issuance; and (ii) any other payment, prepayment, redemption, repurchase or defeasance of any Indebtedness at any time, if, after giving effect to such payment, prepayment, redemption, repurchase or defeasance, (1) Consolidated Liquidity equals or exceeds $25,000,000, (2) no Default or Event of Default has occurred and is continuing, and (3) the Borrower is in compliance with Section 7.1. In addition, the Borrower may make or cause to be made any payment, prepayment, redemption, repurchase or defeasance of
                  (1) the 2001 Senior Notes upon the occurrence of a "Change of Control" under and as defined in the 2001 Senior Note Indenture, or (2) the Future Senior Notes upon the occurrence of a "Change of Control" under and as defined in the Future Senior Notes Indenture."

                  Section 10. AMENDMENT TO SECTION 7.14 [LIMITATION ON NEGATIVE PLEDGE CLAUSES]. Section 7.14 of the Credit Agreement is hereby amended by deleting the word "and" before "the 2001 Senior Notes" and inserting a ",", and deleting the "." at the end of the Section and replacing it with ", and (g) the Future Senior Notes."

                  Section 11. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the date on which the following conditions have occurred (the "Effective Date"):

                  (a) the Administrative Agent shall have received a copy of this Amendment duly executed and delivered by a duly authorized officer of the Borrower, the Required Lenders and the Administrative Agent;

                  (b) the Administrative Agent shall have received the Acknowledgment and Consent, attached hereto as Exhibit A
         [Acknowledgment and Consent], executed and delivered by a duly authorized officer of each of the signatories thereto;

                  (c) no Default or Event of Default, other than those waived under this Amendment, shall exist and be continuing after giving effect to the November 2001 Note Repurchase; and

                  (d) the Administrative Agent shall have received such other corporate documents and resolutions as the Administrative Agent may reasonably request.

                  Section 13.   MISCELLANEOUS.

                  (a) NO DEFAULTS. The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date, after giving effect to this Amendment, and the November 2001 Note Repurchase, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other

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         Loan Parties in or pursuant to the Credit Agreement or any Loan
         Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  (b) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (c) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  (e) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                    [SIGNATURE PAGE 1 OF 6 TO TENTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                           KEY ENERGY SERVICES, INC. (formerly
                                           known as Key Energy Group, Inc.)



                                           By: /s/ THOMAS K. GRUNDMAN
                                           Title: Executive Vice President & CFO


                                           PNC BANK, NATIONAL ASSOCIATION,
                                           as Administrative Agent and as Lender



                                           By: /s/ RICHARD MUNSICK
                                           Title: Managing Director

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                    [SIGNATURE PAGE 2 OF 6 TO TENTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                           BANK POLSKA KASA OPIEKI S.A.,
                                           PEKAO S.A. GROUP, NEW YORK
                                           BRANCH



                                           By:
                                           Title:

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                    [SIGNATURE PAGE 3 OF 6 TO TENTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                           BANK LEUMI, USA



                                           By:
                                           Title:

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                    [SIGNATURE PAGE 4 OF 6 TO TENTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                           BEAR STEARNS INVESTMENT
                                           PRODUCT INC.


                                           By:
                                           Title:



                                           BEAR STEARNS CORPORATE
                                           LENDING INC.


                                           By:
                                           Title:

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                    [SIGNATURE PAGE 5 OF 6 TO TENTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                           ML CLO XV PILGRIM AMERICA
                                           (CAYMAN) LTD.
                                           By:  Pilgrim Investments, Inc.,
                                                as its Investment Manager


                                           By:
                                           Title:



                                           PILGRIM PRIME RATE TRUST
                                           By:  Pilgrim Investments, Inc.,
                                                as its Investment Manager]


                                           By:
                                           Title:

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                    [SIGNATURE PAGE 6 OF 6 TO TENTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                           LEHMAN COMMERCIAL PAPER, INC.



                                           By: /s/ ROBERT CHAMBERS
                                           Title: Authorized Signatory

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                                    EXHIBIT A
                           ACKNOWLEDGMENT AND CONSENT

                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, acknowledges the foregoing amendment and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.

                                  YALE E. KEY, INC.
                                  KEY ENERGY DRILLING, INC.
                                  WELLTECH EASTERN, INC.
                                  ODESSA EXPLORATION INCORPORATED
                                  KALKASKA OILFIELD SERVICES, INC.
                                  WELL-CO OIL SERVICE, INC.
                                  PATRICK WELL SERVICE, INC.
                                  MOSLEY WELL SERVICE, INC.
                                  RAM OIL WELL SERVICE, INC.
                                  ROWLAND TRUCKING CO., INC.
                                  LANDMARK FISHING & RENTAL, INC.
                                  DUNBAR WELL SERVICE, INC.
                                  FRONTIER WELL SERVICE, INC.
                                  KEY ROCKY MOUNTAIN, INC.
                                  KEY FOUR CORNERS, INC.
                                  JETER SERVICE CO.
                                  JETER WELL SERVICE, INC.
                                  JETER TRANSPORTATION, INC.
                                  INDUSTRIAL OILFIELD SUPPLY, INC.
                                  BROOKS WELL SERVICING, INC.
                                  UPDIKE BROTHERS, INC.
                                  J.W. GIBSON WELL SERVICE COMPANY
                                  KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                  WATSON OILFIELD SERVICE & SUPPLY, INC.
                                  WELLTECH MID-CONTINENT, INC.
                                  DAWSON PRODUCTION MANAGEMENT, INC.
                                  DAWSON PRODUCTION ACQUISITION CORP.
                                  DAWSON PRODUCTION TAYLOR, INC.

                                  KEY ENERGY SERVICES-CALIFORNIA, INC.


                                  By: /s/ THOMAS K. GRUNDMAN
                                  Title: Executive Vice President & CFO



                                  DAWSON PRODUCTION PARTNERS, L.P.
                                  By:   DAWSON PRODUCTION
                                        MANAGEMENT, INC.,
                                        its sole general partner


                                  By: /s/ THOMAS K. GRUNDMAN
                                  Title: Executive Vice President & CFO